Janus Investment Fund

Janus Government Money Market Fund

Janus Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 14, 2016

to Currently Effective Prospectuses

Summary

The purpose of this Supplement is to provide you with important information regarding certain changes the Funds will be making in connection with amendments adopted by the Securities and Exchange Commission to Rule 2a-7 and other rules governing money market funds (the “Reform Rules”) under the Investment Company Act of 1940, as amended. These changes are discussed below.

Changes Applicable to Janus Government Money Market Fund

At a meeting held on March 10, 2016, the Board of Trustees of the Fund (the “Trustees”) approved the designation of the Fund as a “government money market fund.” Under the Reform Rules, a government money market fund is defined as a money market fund that invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a government money market fund, the Fund will be permitted to continue to utilize the amortized cost method of valuation to sell and redeem its shares at a $1.00 share price. Janus Capital currently manages the Fund as a government money market fund under the Reform Rules and will continue to manage the Fund in this way.

Under the Reform Rules, government money market funds may elect, but are not required, to adopt liquidity fees or temporarily restrict shareholder redemptions under certain circumstances. The Trustees have determined that the Fund will not impose a liquidity fee on redemptions or temporarily restrict redemptions from the Fund. Please note that the Fund may impose a liquidity fee on redemptions or temporarily restrict redemptions at a later time, but only after providing appropriate prior notice to shareholders as required under the Reform Rules.

Changes Applicable to Janus Money Market Fund

At a meeting held on March 10, 2016, the Trustees approved the designation of the Fund as a “retail money market fund,” effective on October 14, 2016 (the “Effective Date”). Under the Reform Rules, a retail money market fund is defined as a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons, which means that a retail money market fund’s shares can be held only by individual investors. As a retail money market fund, the Fund will be permitted to continue to utilize the amortized cost method of valuation to sell and redeem its shares at a $1.00 share price.

As a result of the Fund’s designation as a retail money market fund, on or before the Effective Date, the Fund will implement, and will work with third-party intermediaries to develop and implement, policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons. Effective with market close on June 30, 2016, new positions in the Fund established through brokerage or mutual fund accounts other than those beneficially owned by natural persons may no longer be opened. Investors may be required to demonstrate eligibility to buy shares of the Fund before an investment is accepted. On October 7, 2016, the Fund will involuntarily redeem accounts that are not beneficially owned by natural persons, as determined by the Fund, in order to meet the Fund’s eligibility requirements as a retail money market fund. Shares held by these accounts will be sold at their net asset value per share calculated on the day that the Fund closes the account position.

As of the Effective Date, the Fund will be required to impose a liquidity fee of 1% on all redemptions if the Fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 10% of the Fund’s total assets, unless the Trustees determine that the fee is not in the Fund’s best interests, or that a lower or higher (up to 2%) liquidity fee is in the Fund’s best interests. Once imposed, the liquidity fee will remain in effect until the Trustees determine that the fee is no longer in the Fund’s best interests or the next business day after the Fund’s weekly liquid assets return to 30% of the Fund’s total assets, whichever occurs first.

In addition, as of the Effective Date, as required by the Reform Rules, the Fund will be permitted to impose a discretionary liquidity fee of up to 2% on redemptions or temporarily suspend redemptions (also known as a “gate”) if the Fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 30% of the Fund’s total assets and the Fund’s Trustees determine that the fee or gate is in the Fund’s best interests. Once imposed, the discretionary liquidity fee or redemption gate will remain in effect until the Trustees determine that the fee or gate is no longer in the Fund’s best interests or the next business day after the Fund’s weekly liquid assets return to 30% of the Fund’s total assets, whichever occurs first. Regardless, the redemption gate will be required to be lifted no later than the 10th business day after the gate is imposed, and the Fund may not impose a redemption gate for more than 10 business days in any rolling 90-calendar day period.

Prospectus Changes

Except as otherwise noted below, effective April 14, 2016, the information below replaces in its entirety the corresponding information found in the Prospectuses.

1.	The following changes apply to the Fund Summary section of the Prospectuses for each Fund as noted.

CHANGES APPLICABLE TO JANUS GOVERNMENT MONEY MARKET FUND

The following replaces in its entirety the first paragraph found under “Principal Investment Strategies”:

The Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). The Fund’s investments in U.S. Government securities may include obligations issued and/or guaranteed as to principal and interest by the U.S. Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer’s ability to borrow from the U.S. Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. The Fund’s investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

The following replaces in its entirety the corresponding paragraph found under “Principal Investment Risks”:

Regulatory Risk.  In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7 and other rules and reforms related to money market funds intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. Among other things, these amendments impose additional regulatory and reporting requirements on all money market funds. While the impact of these amendments on the Fund and its shareholders has not yet been determined, compliance with them may affect the Fund’s performance, yield, and operating expenses. For example, if there is insufficient supply of U.S. Government securities to meet investor demand it could result in lower yields on such securities and increase interest rate risk for the Fund. There are various compliance dates for these amendments, with the latest being October 14, 2016.

Under the amendments, a “government money market fund” is defined as a money market fund that invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). A money market fund that meets the definition of a government money market fund will be permitted to continue to use amortized cost to value its portfolio securities and sell and redeem shares at a $1.00 share price. In addition, a government money market fund will not be subject to imposing a liquidity fee on redemptions and/or a redemption gate, unless the fund’s board of trustees determines to do so.

Janus Capital currently manages the Fund as a government money market fund under the amendments and will continue to manage the Fund in this way. The Fund’s Board of Trustees has determined that the Fund will not impose a liquidity fee and/or a redemption gate on Fund redemptions. Note that the Board of Trustees may determine that the Fund may impose a liquidity fee and/or a redemption gate on Fund redemptions in the future, but only after providing appropriate prior notice to shareholders.

CHANGES APPLICABLE TO JANUS MONEY MARKET FUND

The following replace in their entirety the corresponding paragraphs found under “Principal Investment Risks”:

Money Market Risk.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your Shares or may temporarily suspend your ability to sell Shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Factors such as, but not limited to, an increase in interest rates, a decline in the credit quality of one or more issuers, large redemptions of the Fund’s Shares, or adverse market conditions impacting the trading or the value of money market instruments could cause the Fund’s share price to decrease below $1.00. Janus Capital has no legal obligation to provide financial support to the Fund, and you should not expect that Janus Capital will provide financial support to the Fund at any time. Accordingly, if the value of Fund Shares were to fall below $1.00 per share, there is no guarantee that Janus Capital or its affiliates would protect the Fund or redeeming shareholders against any loss of principal.

Regulatory Risk.  In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7 and other rules and reforms related to money market funds intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. Among other things, these amendments impose additional regulatory and reporting requirements on all money market funds. While the impact of these amendments on the Fund and its shareholders has not yet been determined, compliance with them may affect the Fund’s performance, yield, and operating expenses. There are various compliance dates for these amendments, with the latest being October 14, 2016.

Under the amendments, money market funds that are designated as “retail money market funds” will be permitted to continue to use amortized cost to value their portfolio securities and to sell and redeem shares at a stable $1.00 net asset value. To qualify as a retail money market fund under these amendments, a fund must adopt policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons, which means that a retail money market fund’s shares can be held only by individual investors. As a result of the amendments, effective October 7, 2016, only accounts beneficially owned by natural persons may be invested in the Fund. Other accounts must redeem their investment in the Fund, or the Fund, pursuant to exemptive relief granted by the Securities and Exchange Commission, will redeem any such accounts. Neither the Fund nor Janus Capital will be responsible for any loss of income in a shareholder’s account resulting from an involuntary redemption.

Under the revised rules, the Fund will be required to impose a 1% liquidity fee on shareholder redemptions if the Fund’s weekly liquid assets fall below 10% of its total assets unless the Board of Trustees determines that not doing so is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board of Trustees, in its discretion, may impose liquidity fees of up to 2% of the value of the Shares redeemed or temporarily suspend redemptions for a period of not more than 10 business days. These measures may result in an investment loss or prohibit the Fund from redeeming shares when it would otherwise do so. The effective date for complying with the requirements to have the ability to impose liquidity fees and/or suspend redemptions is October 14, 2016.

2.	The following change applies to the remainder of the Prospectuses for each Fund.

Effective with market close on June 30, 2016, the following is added to the Shareholder’s Guide following the “Redemptions” section (or Shareholder’s Manual preceding the “Availability of Portfolio Holdings Information” section if you hold Class D Shares) in the Prospectuses.

CLOSED FUND POLICIES – JANUS MONEY MARKET FUND

Effective with market close on June 30, 2016, positions in the Fund established through brokerage or mutual fund accounts other than those beneficially owned by natural persons may no longer be opened. Investors may be required to demonstrate eligibility to buy Shares of the Fund before an investment is accepted.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Government Money Market Fund

Janus Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 14, 2016

to Currently Effective Statement of Additional Information

The following replaces in its entirety the corresponding information found under “Money Market Fund Reform Risk” in the Investment Strategies and Risks section of the Statement of Additional Information:

Money Market Fund Reform Risk.  As discussed in the Prospectuses, in July 2014 the SEC voted to amend Rule 2a-7 and other rules and reforms related to money market funds (the “Reform Rules”). The Reform Rules impact money market funds differently depending on the types of investors that will be permitted to invest in a Fund, and the types of securities in which a Fund may invest. Other requirements of the Reform Rules include enhanced website disclosure obligations, the adoption of a new form for disclosure of certain material events (such as the imposition of liquidity fees or redemption gates), additional diversification requirements, and enhanced stress testing. As a result of the Reform Rules, the Funds will be required to implement changes that will impact and may adversely affect the Funds and their investors. For more information on how Janus Capital is addressing the Reform Rules, please refer to the summary prospectuses for each Fund.

Please retain this Supplement with your records.